ALGODON

WINES & LUXURY

DEVELOPMENT GROUP

Investor Presentation

April 2016

ALGODON MANSION | ALGODON WINE ESTATES | ALGODON FINE WINES

Safe Harbor

The information discussed in this press release includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. These forward looking statements are identified by their use of terms and phrases such as "may," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "will," "continue," "potential," "should," "could," and similar terms and phrases. Although we believe that the expectations reflected in these forward looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Among these risks are those set forth in a Form 10-K filed on March 30, 2016. It is important that each person reviewing this release understand the significant risks attendant to the operations of Algodon. Algodon disclaims any obligation to update any forward-looking statement made herein.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy of any of the Company's securities in the United States. The securities described herein have not been, and will not be, registered under the Securities Act, or any state securities laws, and may not be offered or sold except in compliance with the registration requirements of the Securities Act and applicable state securities laws or pursuant to exemptions therefrom.

Company Overview

ALGODON WINES & LUXURY DEVELOPMENT GROUP

- Algodon Wines & Luxury Development Group ("We" or "Algodon") is the only publicly quoted real estate development brand, with unleveraged luxury lifestyle assets and premium wines, currently focused on Argentina.

- Operate four brand assets:
  - **Algodon Wines**
    - Award winning wines produced at our own facility
  - **Algodon Mansion**
    - All-suite 5-star boutique hotel in Buenos Aires, a Relais & Chateaux member property
  - **Algodon Wine Estates (Private Estancias & Vineyard Villas)**
    - 2,050 acre (830 ha) luxury real estate development in San Rafael, Mendoza
  - **Algodon Wine Estates (Wine & Wellness Resort)**
    - Award-winning wine resort, hotel, restaurant, golf & tennis destination.

- Began investing in Argentina in 2007; headquartered in New York

- Files reports under the Securities Exchange Act of 1934; quoted under the symbol "VINO" on OTCQB; common stock DTC eligible



DIVERSIFIED
NON-LEVERAGED
GLOBAL ASSETS
FINE WINES AND
A LUXURY BRAND
COME JOIN US
ALGODON

Why Invest In Argentina?

ALGODON WINES & LUXURY DEVELOPMENT GROUP

- **All the right building-blocks for supporting a fast-growing economy**
  - 3rd largest economy in Latin America
  - Rich in agricultural and natural resources, one of the world's "breadbaskets "able to feed 600 million
  - Well-educated population – 97.9% literacy rate
  - Cultured society known for its wines, tango, polo, hunting, world-class skiing, and some of the world's best beef
  - Buenos Aries a world-class city, often referred to as the "Paris of South America"
  - Favorable political/regulatory environment
  - Second-largest reserves of shale gas and fourth-largest reserves of shale oil in the world

- **Timing is everything**
  - Real estate assets and currency value are at/near historical low
  - Political system overhaul and economic reform are underway with strong momentum

- **Historic presidential election radically changed the outlook of economy in a positive way**
  - Mauricio Macri become the 1st democratically elected non-Peronist President since 1916
  - Implemented multiple "business friendly" policies after assumed office
    - Restarted negotiation on debt restructuring
    - Reduced subsidies to utility companies
    - Eliminated thousands of public-sector jobs
    - Lifted capital controls
    - Scrapped export taxes on agricultural products
    - Pro U.S. relations and warming relations with the EU, and pro-US Pacific Alliance countries.
  - Additional policies to come to jumpstart the economy

Argentina Outlook and Key Catalysts

- Lower sovereign risk
  - Expect to reach debt holdout settlement in Q2 2016
  - S&P recently raised Argentina Credit Rating to B-
  - May reasonably expect higher Credit Rating later this year, effectively giving Argentina a fresh start.
- Reduced risk of devaluation
  - Peso devaluation in connection with capital control lift has priced in
  - Ability to access international capital market will normalize supply-demand balance of USD in Argentina
- Lower inflation risk
  - Already implemented monetary and fiscal policies to tame inflation
  - Wage negotiation in private sector will also create a positive effect
- MSCI inclusion
  - Potential to upgrade Argentina from Frontier to Emerging markets
- Obama's visit
  - Rebuild relationship between U.S. and Argentina
  - Potential bi-lateral trade/investment opportunities

Recent News

- Forbes: Argentina Is Now More Politically Stable Than Brazil; "The market has decided that Argentina is better."
- The Street: Emerging Market Investors Should Look at Argentina; "Argentina should be on the top of your list of places to invest abroad"
- Bloomberg Business: Argentina Fund Here to Stay After 30% Gain
- Reuters: Markets braced for US$30bn Argentina surge
- CityAM: Investors say Argentina is the bright spot in Latin America
- Savills: "In Argentina, Mendoza, the largest wine-producing centre in Latin America and gateway to the Andes, stands out as a city of choice in the region."
- Nasdaq.com (Peter Kohli, Contributor): "Argentina Is Still My Top Pick For 2016"
- Barron's on Argentina: 30% Stock Upside As Holdout Debt Resolves

Investment Highlights

ALGODON WINES & LUXURY DEVELOPMENT GROUP

Well-Established Luxury Lifestyle Brand

- Portfolio of premium unleveraged real estate consisting of winery, resort, hotel and development lots
- Award-winning premium wines selling in Argentina and Europe, with plans to launch in the U.S. in 2016
- International accolades for our wine, hotel and resort

Clean & Effective Vehicle to Play Growth in Argentina

- The only public vehicle to play premium real estate, vineyard real estate, and wine in Argentina
- Public status and U.S. management provide transparency and credibility
- 100% equity ownership in pristine assets
- Clean capital structure

Compelling Investment Thesis for Argentina

- Possess all the right building-blocks to become an economic powerhouse
- Political and economic reforms are underway to boost economy
- Ideal entry point given current asset value and timing of transition

Experienced Management Team and Board

- U.S. management has been investing in Argentina since 2007
- High-caliber board and board of advisors with deep knowledge and ties in Argentina

Algodon Wine

ALGODON
WINES & LUXURY
DEVELOPMENT GROUP

- 325 acres of estate-owned vines in San Rafael, Mendoza
  - OLD VINES: 60 acres cultivated since the 1940's, 20 acres since the 1960's
  - 8 varietals of grapes: Malbec, Bonarda, Cabernet Sauvignon, Merlot, Syrah, Pinot Noir, Chardonnay and Semillon
  - Production capacity of 360,000 bottles per year
  - Microvinification production techniques for flagship wines
  - Multiple international awards & accolades
  - Global sales points in Argentina, U.K. and other parts of EU
  - Expect to sell in U.S. through a reputable distributor in Q2 2016


PIMA
ALGODON
ALGODON
ALGODON
ALGODON
ALGODON
ALGODON
ALGODON
ALGODON

Wine Accolades

ALGODON WINES & LUXURY DEVELOPMENT GROUP

2014 WORLD ASSOCIATION OF WINE & SPIRIT WRITERS AND JOURNALISTS:

TOP 100 WINES OF THE WORLD

- 2010 Bonarda
- Ranked World's Best Bonarda
- 2009 Malbec-Bonarda

2014 VII CONCURSO INTL. DE VINHOS DO BRASIL

- 2010 Bonarda | 12th Place
- Ranked World's Best Bonarda

2013 VINUS INTL. WINE & SPIRITS COMPETITION

- 2010 Bonarda | Gold Medal
- 2010 Malbec | Gold Medal
- 2009 Bonarda | Gold Medal
- 2009 Pinot Noir | Silver Medal

PARKER RATINGS
2008 Malbec | 91 points
2008 Bonarda | 90 points
2006 Cabernet-Syrah | 90 points

2013 INTL. WINE CHALLENGE U.K.

- 2010 Bonarda | Silver Medal
- 2010 Malbec | Recommended
- 2009 Malbec-Bonarda | Recommended

2013 VINANDINO INTL. WINE COMPETITION

- 2010 Malbec | Silver Medal
- 2009 Malbec-Bonarda | Silver Medal

2013 MEDITERRANEAN INTL. WINE & SPIRIT COMPETITION

- 2010 Bonarda | Gold Medal
- 2010 Malbec | Silver Medal

2013 VINALIES INTL. PARIS

- 2010 Malbec | Gold Medal
- 2010 Bonarda | Silver Medal

Robert Parker's Wine Advocate

Flagship Wine – PIMA

- PIMA by Algodon quite simply represents the best
  - Single vineyard wine crafted from Algodon's old vines dating back to 1946
  - Blend of Malbec, Bonarda, Syrah, Cabernet Sauvignon and Merlot
  - Microvinification technique (barrel fermentation)
  - Aged in French oak barrels for 24 months
  - Bring all the best elements of our vineyard
  - Production limited to less than 3,000 bottles

- Microvinification process (barrel fermentation)
  - Totally handmade process common in France. Algodon Wine Estates is one of the few wineries in the country to implement this specialized process
  - Add unpressed grapes into French oak barrels to ferment for 60 days at a controlled temperature
  - Once the alcoholic and malolactic fermentation separates the pulp and the skin of the new wine, the aging process continues in the barrels for up to 24 months


1946
PIMA
2010

Algodon Winery

ALGODON
WINES & LUXURY
DEVELOPMENT GROUP



Wine Making Facility in San Rafael, Mendoza



French Oak Barrels



Vineyard with Protective Netting



Stainless Steel Fermentation Tank

World-Class Wine Team



Marcelo Pelleriti,

Senior Wine Advisor

- First Argentine winemaker to receive 100 Points from wine critic Robert Parker for a Bordeaux wine
- Voted “Winemaker of the Year” by Cuisine & Vins in 2011



Mauro Nosenzo,

Winemaker

- Has served as winemaker since 2007
- Previously served as winemaker for acclaimed Roca S.A. Winery, for 12 years



Anthony Foster, Master of Wine,
Senior Wine Advisor

- Over 40 years in wine industry
- Became Master of Wine in 1974
- Served as Chairman of Institute of Masters of Wine, largely responsible for making the qualification international



James Galtieri,

Senior Wine Advisor

- Over 25 years’ experience as a wine importer & distributor
- Served as Founding Partner and President/CEO of the renowned Pasternak Wine Imports, founded in 1988 in partnership with Domaines Barons de Rothschild (Lafite)

Algodon Mansion

- All-suite, luxury boutique hotel located in the Recoleta neighborhood of Buenos Aires
  - 1912 landmark building with French Classical design and has been impeccably restored
  - The only Relais & Châteaux member hotel in Buenos Aires
  - Located in Recoleta, the 5-star hotel, high-end shops and Embassy District
  - 10 suites: each room is an ultra-luxury two-to-three room suite with 510-1,200 square feet
  - Amenities include:
    - Rooftop with luxury spa, terrace pool, and chic open-air cigar bar and lounge
    - 50-seat dining room
    - Wine bar
  - Top ranked luxury hotel by well-known publications; broad international press coverage



Algodon Mansion Cont'd


Full Suite View


Restaurant


Full Bathroom


Rooftop Pool

Top-Ranked Luxury Hotel

ALGODON
WINES & LUXURY
DEVELOPMENT GROUP

2014 TRAVELERS' CHOICE tripadvisor

No. 20 in "Top 25 Luxury Hotels – Argentina"

TRAVEL+ LEISURE

No. 2 in "Best Luxury Hotels in Buenos Aires"

The New York Times

"36 Hours in Buenos Aires"

CONDÉ NAST

"A Day at Algodon Mansion: Buenos Aires' Finest Boutique Hotel"

FATHOM WAY TO GO

"The World's Most Romantic Hotels 2015"


June 26, 2015
THE 15 BEST HOTEL BATHTUBS AROUND THE WORLD

No. 9 in "The 15 Best Hotel Bathtubs Around The World" by The Road Les Traveled

Algodon Wine Estates

- 2,050 acres (830 ha) of winery, resort & real estate development in San Rafael, Mendoza
  - **Winery and Orchards**
    - 325 acres of vines
    - Olive orchards, pear, apricot, quince, plum, and walnut groves
  - **Resort**
    - Award-winning, 8-suite wine themed hotel lodge
    - Award-winning restaurant featuring classic Mendocinian cuisine
    - 18 hole Golf Course
    - 10 "Grand Slam" Tennis Courts (2 grass courts, 7 clay courts, 1 hard court)
  - **Real estate development sites**
    - 400 lots with vineyard, golf course view
    - 0.5 to 7 acres per sit; $105,000 to $785,000 per site
    - 30 lots in "Phase 1" sold/reserved


ALGODON
WINE ESTATES &
CHAMPIONS CLUB
SAN RAFAEL • MENDOZA


ALGODON
WINE ESTATES

Algodon Wine Estates Cont'd



Lodge Lobby



Pool by the Lodge



18-Hole Golf Course



Grass Tennis Court

Master Plan

ALGODON
WINES & LUXURY
DEVELOPMENT GROUP



Ruta Nac. 144
144
Common Area
N
ALGODON
WINE ESTATES
Argentina Properties
Sotheby's
North Vineyard & Orchard Village
Wine & Golf Village
Vineyard & Polo Village
Desert & Vineyard Village
South Vineyard & Orchard Village

Award Winning Resort

Trip Advisor 2014

Traveler's Choice Awards

Top 25 Small Hotels, Argentina
Top 25 Romance Hotels, Argentina
Top 25 Small Hotels, South America

Trip Advisor 2013
Traveler's Choice Awards
#3 Relaxation/Spa Hotel in South America

Great Wine Capitals 2010 Best Of Wine Tourism Awards
Top Prize, International Winner

Luxury Travel Guide

Award Winner 2016

"Vineyard of the Year" for San Rafael

Departures Magazine
2012 World's Best Wine Resorts

Cuisine & Vins Magazine
Best of Argentina Awards
Best Real Estate Development in Argentina 2009

Frommer's Travel Guide
2012 Top 10 "Best Vineyard Inns & Hotels Around the World"

Fodor's Travel Guide
"Fodor's Choice"

2010 International Property Awards in Association with Bloomberg Television
Best Mixed Use Development in Argentina

Completed Home Sites on the Property









Lot Sales


144
Ruta Nac. 144
N
ALGODON
WINE ESTATES

Growth Strategy

ALGODON WINES & LUXURY DEVELOPMENT GROUP

- Develop new phases of wine estate lots for sale
- Identify and acquire additional non-leveraged real estate assets in prime locations in Argentina
- Create Argentina's best Malbec & Malbec blends
- Expand distribution network for our wines

Experienced Management Team



Scott L. Mathis – *Chairman & CEO*

- Entrepreneur and an accomplished senior executive with over 25 years in the financial industry
- Served as a partner at Oppenheimer and Co. and as a SVP and member of the Directors Council at Lehman Brothers
- Also the founder of Hollywood Burger, a restaurant concept currently operational in the U.S. and Argentina
- B.S. in Business Management from Mississippi State University



Brian J. Stern – *Senior Managing Director*

- Over 13 years of experience in business
- Spearheaded Algodon's investment activity and growth for more than 8 years
- Managing Director and one of the founders of Hollywood Burger, a "Fresh Food, Fast!" restaurant concept currently operational in the U.S. and Argentina
- Attended Baruch College and New York University and holds a BA in Finance and Economics

Experienced Management Team



Maria Echevarria – CFO

- Over 15 years of experience in accounting, compliance and finance
- 10 years of management positions in the banking industry specialized in mortgage accounting and SEC reporting
- Developed and taught accounting courses for Herzing University; serves as an adjunct faculty member at Southern New Hampshire University
- Licensed CPA in New Jersey and Puerto Rico
- B.B.A. in Accounting from the University of Puerto Rico; MBA from University of Phoenix; fluent in Spanish and English



- **Sergio O. Manzur Odstrcil** – *COO (Argentina)*
- Over 15 years of experience working with companies in Latin America in various management capacities
- Prior experience including, Finance Director for Bodega Francois Lurton, Country Controller for the Boston Scientific Corporation (BSC) in Chile and Controller for Southern Cone BSC in Buenos Aires and Mexico City
- MBA at INCAE in Costa Rica; CPA from Universidad Nacional de Tucumán, Argentina

Financial Summary

ALGODON WINES & LUXURY DEVELOPMENT GROUP

in 000 USD	Fiscal Year Ended Dec. 31		
	2014	2015	2016[1]
Revenue[3]	$2,114.9	$2,008.0	$4,811.2
Gross Profit	(12.0)	(217.0)	3,109.5
Gross Margin	*N/A*	*N/A*	*64.6%*
Net Income	(9,736.0)	(8,278.9)	(3,495.6)
Net Margin	*N/A*	*N/A*	*N/A*

in 000 USD	Fiscal Year Ended Dec. 31
	2015
Total Assets[2]	$7,657.0
Total Debt	287.5
Total Equity	3,127.1

(1) Based on management's internal estimates

(2) Book value of assets recorded at the time of purchase. Not reflective of the current fair market value. Algodon Mansion alone is appraised at ~16 million USD.

(3) Revenue figures have been negatively impacted by the ARS:USD exchange rate. ~$2 million USD worth of lots have been sold but not been recorded as revenue as deeds have not been transferred to the buyer.

Summary

- Well-Established Luxury Lifestyle Brand
- Clean & Effective Vehicle to Play Growth in Argentina
- Compelling Investment Thesis for Argentina
- Experienced Management Team and Board

Contact

Scott L. Mathis
Chairman & Founder
(212) 739-7650
SMathis@algodongroup.com

Brian J. Stern
Senior Managing Director
(212) 739-7657
BStern@algodongroup.com

Karl Brenza
Senior Managing Director
(212) 895-3697
kbrenza@maximgrp.com

Alex Jin
Vice President
(212) 895-3836
ajin@maximgrp.com